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                                  EXHIBIT 10.56

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                       ASSIGNMENT AND ACCEPTANCE AGREEMENT

         Assignment and Acceptance Agreement (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of August 22, 1996, by and between Fleet Bank, N.A. (formerly known as, NatWest Bank N.A., the "Assignor") and Key Bank of New York (the "Assignee").

                                    RECITALS

         I. Reference is made to the Credit Agreement, dated as of May 4, 1995, as amended by Amendment No. 1 and Reallocation Agreement, dated as of June 12, 1995, Amendment No. 2, dated as of October 27, 1995, Amendment No. 3, dated as of November 30, 1995, by and among International Post Limited, the Lenders party thereto, and The Bank of New York, as the Issuer and as the Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

         II. The Assignor wishes to assign and delegate to the Assignee, and the Assignee wishes to purchase and assume from the Assignor, some of the Assignor's rights and obligations under the Loan Documents upon the terms, and subject to the conditions, contained herein.

         Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and the Assignee hereby agree as follows:

         1. Defined Terms

             (a) Each capitalized term used herein which is not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

             (b) When used in this Agreement, each of the following capitalized terms shall have the meaning ascribed thereto unless the context hereof otherwise specifically requires:

             "Assigned Percentage": 58.333333%.

             "Assignment Effective Date": as defined in Section 5.

             "Assignee Notes": as defined in Section 5(a)(v).

             "Assignor Rights and Obligations": as of the Assignment Effective Date, the Assigned Percentage of all of the Assignor's rights and obligations under the Loan Documents, including, without limitation, such percentage of its Loans, its Letter of Credit Participation, its rights and obligations in respect of the LC Outstandings, its Commitments, its Notes, and its rights and obligations under the Security Agreement and the Guaranty.

             "LC Outstandings": as of any date, the excess of (a) the aggregate sum of all payments by the Assignor in participation of the Reimbursement
Obligations, over (b) all payments to the Assignor in respect of such participation.

             "New Assignor Notes": as defined in Section 5(a)(v).

             "Purchase Price": an amount equal to the Assigned Percentage of the sum of (a) the aggregate unpaid principal amount of the Assignor's Loans as of the Assignment Effective Date, plus (b) the LC Outstandings as of the Assignment Effective Date.

         2. Assignment; Payment by Assignee

             Pursuant to Section 11.7(c) of the Credit Agreement, the Assignor hereby assigns and delegates to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse or, except as otherwise specifically provided herein, representation or warranty, the Assignor Rights and Obligations. The Assignee agrees to pay to the Assignor the Purchase Price on the Assignment Effective Date.

         3. Representations and Warranties

             (a) Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

             (i) aggregate unpaid principal amount of its Working Capital Loans is $3,840,000, and such Working Capital Loans are composed of the following Working Capital ABR Advances and Working Capital Eurodollar Advances: (1) Working Capital ABR Advances: $0, and (2) Working Capital Eurodollar Advances:
(A)  $480,000  for 31  days,  the last day of which  is  August  29,  1996,  (B)
$2,340,000 for 31 days, the last day of which is September 19, 1996, (C) $180,000 for 31 days, the last day of which is September 8, 1996, and (D) $840,000 for 30 days, the last day of which is September 6, 1996,

             (ii) the aggregate unpaid principal amount of its Acquisition Loans is $0,

             (iii) the aggregate unpaid principal amount of its Term Loan is $10,992,000, and such Term Loan is composed of the following Term Loan ABR Advances and Term Loan Eurodollar Advances: (1) Term Loan ABR Advances: $12,000, and (2) Term Loan Eurodollar Advances: $10,980,000 for 31 days, the last day of which is September 12, 1996,

             (iv)  its Working Capital Commitment Amount is $6,000,000,

             (v)   its Acquisition Commitment Amount is $0.00,

             (vi)  the  amount  of  its  Letter  of  Credit   Participation   is
                   $717,889.40, and

             (vii) the LC Outstandings are $0.00.

                   (b) Assignee. The Assignee hereby represents and warrants to the Assignor that (i) it is legally authorized to enter into this Agreement,
(ii) it is an "accredited investor" within the meaning of Regulation D of the Securities and Exchange Commission, as amended, and (iii) it has, independently and without reliance upon the Assignor, and based on such documents and information as it has deemed appropriate, reviewed the Loan Documents and made its own evaluation of, and investigation into, the business, operations, Property, financial and other condition and creditworthiness of the Borrower and made its own decision to enter into this Agreement.

         4. Covenants of the Assignee

             The Assignee hereby covenants and agrees that it will, independently and without reliance upon the Assignor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under the Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Borrower.

         5. Effectiveness of this Agreement

             (a) Section 2 of this Agreement shall not become effective; until such date (the "Assignment Effective Date") as all of the following conditions shall have been fulfilled:

             (i) The Agent shall have received this Agreement duly executed by each of the Assignor, the Assignee and, if required by the Credit Agreement, the Borrower;

             (ii) The Agent shall have executed a copy of this Agreement;

             (iii) The Assignor shall have delivered to the Assignee (with a copy to the Agent) a duly completed letter in the form of Annex A hereto;

             (iv) The Assignee shall have confirmed in writing to the Assignor (with a copy to the Agent) that, on or before the Assignment Effective Date, it shall have transferred (in accordance with Section 6 hereof) the Purchase Price to the Assignor. At the time of such confirmation, the Assignee shall be deemed to have remade the representations and warranties contained in Section 3(b)(i),
(ii) and (iii) hereof on and as of the date of such confirmation;

             (v) The Agent shall have received (1) for the Assignee, (A) a new Working Capital Note in a maximum principal amount equal to the Working Capital Commitment Amount of the Working Capital Commitment assumed by the Assignee hereunder, and (B) a new Term Note in a principal amount equal to the amount of the Term Loan assigned to the Assignee hereunder, in each case payable to the order to the Assignee and dated the first Borrowing Date (collectively, the "Assignee Notes"), and (2) for the Assignor, (A) a new Working Capital Note in a maximum principal amount equal to the Working Capital Commitment Amount of the Working Capital Commitment retained by the Assignor, and (B) a new Term Note in a principal amount equal to the amount of the Term Loan retained by the Assignor, in each case payable to the order of the Assignor and dated the first Borrowing Date (collectively, the "New Assignor Notes"); and

             (vi) All of the conditions set forth in Section 11.7(c) with respect to this Agreement, and the transactions contemplated hereby, shall have been fulfilled.

             (b) Upon the Assignment Effective Date, (i) the Agent shall record the assignment contemplated hereby, (ii) the Assignee shall be a Lender, and
(iii) the Assignor, to the extent of the assignment provided for herein, shall be released from its obligations under the Loan Documents.

             (c) The Assignee hereby appoints and authorizes the Agent to take such action, on and after the Assignment Effective Date, as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

             (d) From and after the Assignment Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments with respect to amounts under the Loan Documents which accrued prior to the Assignment Effective Date and which were paid thereafter, directly between themselves.

             (e) Each of the Assignee Notes and the New Assignor Notes shall be held by the Agent in escrow, pending the effectiveness of Section 2 of this Agreement and the delivery of, or against receipt of, all of the Assignor's existing Notes, at which time they shall be returned to the Borrower.

         6. Payment Instructions

             All payments to be made to the Assignor by the Assignee hereunder shall be made by wire transfer of immediately available funds to the Assignor at:

             Fleet Bank, N.A.
             ABA #: 021200339
             International Post Limited
             Loan Operations Dept. 838



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         7. Notices

             All notices, requests and demands to or upon the Assignee in connection with this Agreement and the Loan Documents are to be sent or delivered to the place set forth adjacent to its name on the signature page(s) hereof.

         8. Miscellaneous

             (a) For purposes of this Agreement, all calculations and determinations with respect to the outstanding principal amount of the Assignor's Loans, the Assignor's Commitment Amounts and all other similar calculations and determinations, shall be made and shall be deemed to be made as of the commencement of business on the date of such calculation or determination, as the case may be.

             (b) Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

             (c) This Agreement embodies the entire agreement and understanding between the Assignor, the Assignee, the Borrower and the Agent with respect to the subject matter hereof and supersedes all other prior arrangements and understandings between the Assignor and the Assignee with respect to the subject matter hereof.

             (d) This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of this agreement to produce or account for more than one counterpart signed by the party to be charged.

             (e) Every provision of this Agreement is intended to be severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

             (f) This Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee and their respective successors and permitted assigns, except that neither party may assign or transfer any of its rights or obligations hereunder (i) without the prior written consent of the other party, and (ii) in contravention of the Credit Agreement.

             (g) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law.


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         AS EVIDENCE  of the  agreement  by the parties  hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.

                                             FLEET BANK, N.A. (formerly known
                                             as NatWest bank N.A.)

                                             By: /s/ THOMAS J. LEVY
                                             Name:  Thomas J. Levy
                                             Title: Vice President

                                             KEY BANK OF NEW YORK


                                             By: /s/ BRENDAN SACHTJEN
                                             Name:  Brendan Sachtjen
                                             Title: Vice President

Address for notices:

Key Bank of New York
2 Gannett Drive
White Plains, NY 10604
Attention: Brendan E. Sachtjen,
            Vice President
Telephone: (914) 694-8446
Facsimile: (914) 694-8463



Consented to and Accepted this
20th day of August, 1996


THE BANK OF NEW YORK, as Agent


By: /s/ RONALD R. PAGOTO
Name:  Ronald R. Pagoto
Title: Vice President

Consented to this 20th day
of August, 1996

INTERNATIONAL POST LIMITED

By: /s/ JEFFREY J. KAPLAN
Name:  Jeffrey J. Kaplan
Title: Executive Vice President
       and Chief Financial Officer



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                            ANNEX A TO ASSIGNMENT AND
                              ACCEPTANCE AGREEMENT

                                 FORM OF LETTER


August 22, 1996


Key Bank of New York
2 Gannett  Drive
White  Plains,  New York 10604
Attention:  Brendan E. Sachtjen,
             Vice President

             Re: Assignment and Acceptance Agreement, dated as of August 22, 1996, by and between Fleet Bank, N.A. (formerly known as NatWest Bank N.A.) and Key Bank of New York (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement")


Ladies and Gentlemen:

             This letter is being delivered pursuant to Section 5(a)(iii) of the Agreement. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the agreement.

             The Assignor hereby represents and warrants to the Assignee as follows:

             (a) the aggregate unpaid principal amount of its Working Capital Loans is $3,840,000, and such Working Capital Loans are composed of the following Working Capital ABR Advances and Working Capital Eurodollar Advances:
(1)  Working  Capital  ABR  Advances:  $0, and (2)  Working  Capital  Eurodollar
Advances:  (A) $480,000  for 31 days,  the last day of which is August 29, 1996,
(B) $2,340,000 for 31 days, the last day of which is September 19, 1996, (C) $180,000 for 31 days, the last day of which is September 8, 1996, and (D) $840,000 for 30 days, the last day of which is September 6, 1996,

             (b) the aggregate unpaid principal amount of its Acquisition Loans is $0,

             (c) the aggregate unpaid principal amount of its Term Loan is $10,992,000, and such Term Loan is composed of the following Term Loan ABR Advances and Term Loan Eurodollar Advances: (1) Term Loan ABR Advances: $12,000, and (2) Term Loan Eurodollar Advances: $10,980,000 for 31 days, the last day of which is September 12, 1996,

             (d) its Working Capital Commitment Amount is $6,000,000,

             (e) its Acquisition Commitment Amount is $0.00,

             (f)  the   amount  of  its  Letter  of  Credit   Participation   is
$717,889.40, and

             (g) the LC Outstandings are $0.00.

Very truly yours,

FLEET BANK, N.A.

By: /s/ THOMAS J. LEVY
Name: Thomas J. Levy
Title: Vice President


cc:     Ronald R. Pagoto,
          Vice President
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                                  EXHIBIT 27
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